SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):  September 6, 2007

CWHEQ Revolving Home Equity Loan Trust, Series 2007-G
(Exact name of the issuing entity)
Commission File Number of the issuing entity:  333-139891-03

CWHEQ, INC.
(Exact name of the depositor as specified in its charter)
Commission File Number of the depositor:  333-139891

Countrywide Home Loans, Inc.
(Exact name of the sponsor as specified in its charter)

Delaware	87-0698310
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

4500 Park Granada Calabasas, California	91302
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (818) 225-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 6. Asset-Backed Securities

Item 6.03 Change in Credit Enhancement or Other External Support

(b) Addition of new enhancement or support

General

A financial guaranty insurance policy with respect to the Class A Notes (the “Policy”) was issued by Financial Security Assurance Inc. (“FSA” or the “Insurer”) on September 6, 2007.  The Policy was issued in connection with the establishment of a custodial arrangement with The Bank of New York, as custodian (the “Custodian”), pursuant to which the Class A Notes were registered in the name of the Custodian, the Custodian issued custody receipts to the Owners (as defined below under “Description of the Policy”) and the Owners became beneficiaries of the Policy.

None of Countrywide Home Loans, Inc. (the “Sponsor”), CWHEQ, Inc. (the “Depositor”) or CWHEQ Revolving Home Equity Loan Trust, Series 2007-G (the “Issuing Entity”) has entered into any agreement with respect to the Policy or the custodial arrangement other than an indemnification agreement pursuant to which the Insurer indemnified the Sponsor, the Depositor and the Issuing Entity from liabilities arising with respect to certain information regarding the Insurer, including the information contained under “Description of the Insurer” below.  The description of the Policy contained under “Description of the Policy” below is qualified in its entirety by reference to the terms and conditions of the Policy, a copy of which is included as Exhibit 99.1 to this Form 8-K.

Description of the Policy

The Policy was issued by the Insurer on September 6, 2007.  The effect of the Policy is to guarantee the timely payment of interest on, and the ultimate payment of the principal amount of, the Class A Notes, subject to the conditions of the Policy described below and in the Policy. Any capitalized term used in this section “Description of the Policy” and not otherwise defined in this Form 8-K shall have the meaning assigned to such term in the Indenture.

The Policy irrevocably and unconditionally guarantees payment by the Insurer of Guaranteed Distributions with respect to the Class A Notes.  A “Guaranteed Distribution” for any payment date is the Guaranteed Payment to be made to the Owner on such payment date, in each case in accordance with the original terms of the Class A Notes when issued and without regard to any waiver, amendment or modification to, or other action in respect of, the Class A Notes or the Indenture except waivers, amendments or modifications or other actions to which the Insurer has given its written instructions to the Owner and the Owner has complied with such instructions; provided, however, that if the Insurer elects in its sole discretion, payment of principal may be made under the Policy at any time or from time to time, in whole or in part, at an earlier payment date if such principal would have been payable under the Indenture were funds sufficient to make such payment available to the Indenture Trustee for such purpose. In the absence of written consent by the Insurer any waiver, amendment, modification or other action consented to by the Owner of a Class A Note will result in such Class A Note ceasing to be insured under the Policy.  In addition, the failure by the Owner to comply with any instruction provided by the Insurer in respect of any waiver, amendment or modification or to take any other action (other than any waiver, amendment, modification or action that reduces any then existing coverage under the Policy or otherwise adversely affects the rights of the Owners) in its capacity as Owner upon the written request of the Insurer will likewise result in such Class A Note ceasing to be insured under the Policy.

Guaranteed Distributions do not include payments that become due on an accelerated basis as a result of a default by the Issuing Entity, an election by the Issuing Entity to pay principal on an accelerated basis, the occurrence of an Event of Default under the Indenture or any other cause, unless the Insurer elects, in its sole discretion, to pay in whole or in part such principal due upon acceleration, together with any accrued interest to the date of acceleration, but Guaranteed Distributions does not include interest, in respect of principal paid under the Policy on an accelerated basis, accruing from and after the date of such payment of principal.  In the event the Insurer does not so elect to make an accelerated payment of principal, the Policy will continue to guarantee payment on the Class A Notes in accordance with their original terms.

Guaranteed Distributions also do not include any amounts due in respect of the Class A Notes attributable to any increase in interest rate, penalty or other sum payable by the Issuing Entity by reason of any default or event of default in respect of the Class A Notes, or by reason of any deterioration of the creditworthiness of the Issuing Entity, nor do Guaranteed Distributions include, nor is coverage provided under the Policy in respect of any Basis Risk Carryforward, Accelerated Principal Payment Amount, any taxes, withholding or other charge imposed by any governmental authority due in connection with the payment of any Guaranteed Distributions to an Owner.

For purposes of determining the amount of Guaranteed Distributions, the Custodian is entitled to conclusively rely on the related payment date statement furnished by the Indenture Trustee.  All calculations under the Policy are made after giving effect to all other amounts distributable and allocable to principal on the Notes for the payment date.

The premium payable in respect of the Policy is payable from distributions received by the Custodian in respect of the Class A Notes and will reduce the amount payable to the Owners.  On each payment date, the amount of the premium is equal to the product of (i) 0.20% divided by 12 and (ii) the aggregate outstanding principal balance of the Class A Notes as of such payment date (before giving effect to any payments of principal on such payment date).   If the amount received by the Custodian on any payment date exceeds the Guaranteed Distributions for that payment date, the Custodian will remit that excess to the Insurer (i) first, to reimburse the Insurer for any amounts paid by it under the Policy that have not previously been reimbursed to the Insurer and (ii) second, to pay the Insurer the premium installment due for that payment date and for any premium installments due on prior payment dates to the extent that they have not previously been paid or reimbursed to the Insurer.

Payment of claims on the Policy in respect of Guaranteed Distributions will be made by the Insurer following Receipt by the Insurer of the appropriate notice for payment (and any other required documentation) on the later to occur of (i) 11:00 a.m., New York City time, on the first Business Day following Receipt of the notice for payment and (ii) 11:00 a.m., New York City time, on the relevant payment date.

The Insurer’s obligations under the Policy with respect to Insured Amounts will be discharged to the extent funds are disbursed by the Insurer to the Custodian as provided in the Policy, whether or not the funds are properly applied by the Custodian.

The Insurer is entitled to pay any amount under the Policy in respect of Guaranteed Distributions, including any amount due on the Class A Notes on an accelerated basis, whether or not any notice has been received by the Insurer as provided above. The Insurer will be entitled to pay any amount due on Guaranteed Distributions on an accelerated basis at any time or from time to time, in whole or in part, prior to the scheduled date of payment thereof.

If any Guaranteed Distribution is avoided as a preference payment under applicable bankruptcy, insolvency, receivership or similar law, the Insurer will pay the amount so avoided out of its funds when due to be paid pursuant to the Order referred to below but in any event no earlier than the first to occur of (a) the fourth business day following Receipt by the Insurer from the Custodian of (i) a certified copy of the order of the court or other governmental body which exercised jurisdiction to the effect that the Owner is required to return principal or interest distributed with respect to the Class A Notes during the Term of the Policy because such distributions were avoidable as preference payments under applicable bankruptcy law (the “Order”), (ii) an opinion of counsel reasonably satisfactory to the Insurer that such Order is final and not subject to appeal, (iii) a certificate of the Owner that the Order has been entered and is not subject to any stay, (iv) an assignment duly executed and delivered by the Owner, in such form as is reasonably required by the Insurer and provided to the Owner by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Class A Notes against the debtor which made such preference payment or otherwise with respect to such preference payment; provided that the foregoing assignment shall not in any way limit the rights of such Owner to receive payment in full, without duplication, of Guaranteed Distributions pursuant to the Policy and the Class A Notes and (v) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to the Class A Notes with respect to such preference payment, such instruments being in a form reasonably satisfactory to the Insurer or (b) the date of Receipt by the Insurer from the Custodian of the items referred to in clauses (i), (ii), (iii), (iv) and (v) above if, at least four Business Days prior to such date of Receipt, the Insurer shall have Received written notice from the Custodian that such items were to be delivered on such date and such date was specified in such notice. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order and not to the Custodian or any Owner directly (unless an Owner has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case such payment shall be disbursed to the Custodian for distribution to such Owner upon proof of such payment reasonably satisfactory to the Insurer).

The Insurer will be subrogated to the rights of each Owner to receive payments on the Class A Notes to the extent of any payment by the Insurer under the Policy.  The Policy by its terms cannot be modified, altered, or affected by any other agreement or instrument. The Policy by its terms may not be cancelled or revoked during its Term. The Policy is governed by the laws of the State of New York.

The Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

Certain Definitions

Under the Policy, “business day” means a day, other than a Saturday or Sunday, on which the Custodian is open for business at its principal office and the Insurer is open for business in New York, New York.

“Custodian” means The Bank of New York, as Custodian pursuant to the Custody Agreement or any successor thereto with respect to the Custody Receipts.

“Custody Agreement” means the Master Custody Agreement dated as of January 30, 1994, between the Custodian and Financial Security, as amended or supplemented from time to time.

“Custody Receipt” means a receipt issued by the Custodian pursuant to the Custody Agreement evidencing beneficial ownership of Class A Notes.

“Guaranteed Payment” for any payment date means the sum of the Guaranteed Principal Payment Amount and the Note Interest for that payment date.

“Guaranteed Principal Payment Amount” means:

(a)  on the payment date in November 2028, the Adjusted Note Principal Balance (after giving effect to all other allocations and payments for the Class A Notes on that payment date),

(b)  for any other payment date, if the Transferor Interest has been reduced to zero or below, the excess of (A) the product of (1) the excess, if any, of the Note Principal Balance of the Class A Notes then outstanding (after giving effect to all allocations and payments for the Class A Notes on that payment date) over the Loan Pool Balance minus Net Draws (at the end of the related Collection Period) and (2) the Percentage Interest, over (B) all amounts paid under this definition for all prior dates of distribution, and

(c)  for any other payment date, zero.

“Indenture” means the Indenture, dated as of August 15, 2007, between the Issuing Entity and The Bank of New York, as indenture trustee (the “Indenture Trustee”).

 “Note Interest” for any Payment Date means interest for the related Interest Period at the applicable Note Rate on the related Note Principal Balance as of the first day of the Interest Period (after giving effect to the distributions made on the first day of the Interest Period).

“Owner” means the beneficial owner of any Class A Note as indicated on the registration books maintained by or on behalf of the Custodian.

 “Percentage Interest” means, with respect to any Payment Date, the percentage equivalent of a fraction, (a) the numerator of which is the aggregate Note Principal Balance of the Class A Notes immediately prior to such Payment Date, and (b) the denominator of which is the aggregate Note Principal Balance of all Class A Notes immediately prior to such Payment Date.

The terms “Receipt” and “Received” with respect to the Policy, means actual delivery to the Insurer and occurs on the day delivered if delivered before 2:00 p.m., New York City time, on a business day, or on the next business day if delivered either on a day that is not a business day or after 2:00 p.m., New York City time. If any notice given under the Policy by the Custodian is not in proper form or is not properly completed, executed or delivered, it is not Received, and the Insurer shall promptly so advise the Custodian and the Custodian may submit an amended notice.

“Term of the Policy” means the period from and including the September 6, 2007 to and including the date on which all the following conditions have been met: (i) no further amounts shall be distributable to any Owner in respect of the Class A Notes pursuant to the Indenture, assuming funds sufficient to make all such distributions had been available to the Indenture Trustee for such purpose, (ii) any period during which any payment on the Class A Notes could have been avoided in whole or in part as a preference payment under applicable bankruptcy, insolvency, receivership or similar law has expired, and (iii) if any proceedings requisite to avoidance as a preference payment have been commenced prior to the occurrence of (i) and (ii), a final and nonappealable order in resolution of each such proceeding has been entered.

Description of the Insurer

FSA accepts no responsibility for the information contained in this Form 8-K, or omitted herefrom. However, information under this heading “Description of the Insurer” is based on information provided by FSA to the Depositor and FSA has provided indemnity for the information so provided (or incorporated by reference). In addition, FSA makes no representation regarding the Class A Notes or the advisability of investing in the Class A Notes.

General

FSA is a financial guaranty insurance company incorporated in 1984 under the laws of the State of New York. FSA is licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia, Puerto Rico, the U.S. Virgin Islands, and Guam.

FSA and its subsidiaries are engaged in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets and obligations under credit default swaps. Financial guaranty insurance provides a guaranty of scheduled payments on an issuer’s obligations—thereby enhancing the credit rating of those obligations—in consideration for the payment of a premium to the insurer. FSA and its subsidiaries principally insure asset-backed, collateralized, and municipal obligations. Asset-backed obligations are typically supported by residential mortgage loans, consumer or trade receivables, securities, or other assets having an ascertainable cash flow or market value. Collateralized obligations include public utility first mortgage bonds and sale/leaseback obligation bonds. Municipal obligations include general obligation bonds, special revenue bonds, and other special obligations of state and local governments. Obligations may be insured on a funded basis through insurance of bonds or other securities or on an unfunded basis through insurance of credit default swaps referencing one or more bonds or other obligations (with or without a deductible or other provision for loss reduction). FSA insures both newly issued securities sold in the primary market and outstanding securities sold in the secondary market that satisfy FSA’s underwriting criteria.

FSA is a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd., which is referred to herein as “Holdings.” Holdings is an indirect subsidiary of Dexia S.A., a publicly held Belgian corporation. Dexia S.A., through its bank subsidiaries, is primarily engaged in the business of public finance, banking, and asset management in France, Belgium and other European countries. No shareholder of Holdings or FSA is obligated to pay any debt of FSA or any claim under any insurance policy issued by FSA or to make any additional contribution to the capital of FSA.

The principal executive offices of FSA are located at 31 West 52nd Street, New York, New York, 10019, and its telephone number at that location is (212) 826-0100.

Reinsurance

Under an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by FSA or its domestic or Bermuda operating insurance company subsidiaries are generally reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, FSA reinsures a portion of its liabilities under certain of its financial guaranty insurance policies with other reinsurers under various treaties and on a transaction-by-transaction basis. This reinsurance is used by FSA as a risk management device and to comply with statutory and rating agency requirements; it does not alter or limit FSA’s obligations under any financial guaranty insurance policy.

Ratings

FSA’s financial strength is rated “triple-A” by Fitch Ratings, Moody’s Investors Service, Inc., Standard & Poor’s, and Rating and Investment Information, Inc. These ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell, or hold securities and are subject to revision or withdrawal at any time by those rating agencies.

Capitalization

The following table sets forth the capitalization of FSA and its subsidiaries as of June 30, 2007 (unaudited) on the basis of accounting principles generally accepted in the United States of America:

June 30, 2007 (In thousands) (Unaudited)
Deferred Premium Revenue (net of prepaid reinsurance premiums)	$1,660,356
Surplus Notes	108,850

Shareholder’s Equity:
Common Stock	15,000
Additional Paid-In Capital	658,074
Accumulated Other Comprehensive Income (net of deferred income taxes)	58,521
Accumulated Earnings	2,341,233
Total Shareholder’s Equity	3,072,828

Total Deferred Premium Revenue (net), Surplus Notes and Shareholder’s Equity	$4,842,034

For further information concerning FSA, see the Consolidated Financial Statements of FSA and subsidiaries, and the notes thereto, incorporated hereto by reference. FSA’s financial statements are included as exhibits to reports filed with the Securities and Exchange Commission by Holdings pursuant to Section 13(a), 13(c), 14, or 15(d) of the Securities and Exchange Act of 1934 and may be reviewed at the EDGAR web site maintained by the Securities and Exchange Commission. Copies of the statutory quarterly and annual statements filed with the State of New York Insurance Department by FSA are available upon request to the State of New York Insurance Department.

Incorporation of Certain Documents by Reference

The consolidated financial statements of Financial Security Assurance Inc. included in, or as exhibits to, the following documents filed by Holdings with the SEC are hereby incorporated by reference:

(a)  Annual Report on Form 10-K for the year ended December 31, 2006 (audited),
(b)  Quarterly Report on Form 10-Q for period ending March 31, 2007 (unaudited), and
(c)  Quarterly Report on Form 10-Q for period ending June 30, 2007 (unaudited).

All financial statements of Financial Security Assurance Inc. included in, or as exhibits to, documents filed by Financial Security Assurance Holdings Ltd. pursuant to Section 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934 after the filing of the last document referred to above and before the termination of the offering of the notes shall be deemed incorporated hereto.

The issuing entity hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the trust’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and each filing of the financial statements of Financial Security Assurance Inc. included in or as an exhibit to the annual report of Financial Security Assurance Holdings Ltd. filed pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference herein shall be deemed to be a new registration statement relating to the securities offered by the prospectus supplement, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Insurance Regulation

FSA is licensed and subject to regulation as a financial guaranty insurance corporation under the laws of the State of New York, its state of domicile. In addition, FSA and its insurance subsidiaries are subject to regulation by insurance laws of the various other jurisdictions in which they are licensed to do business. As a financial guaranty insurance corporation licensed to do business in the State of New York, FSA is subject to Article 69 of the New York Insurance Law which, among other things, limits the business of a financial guaranty insurer to writing financial guaranty insurance and related business lines; requires each financial guaranty insurer to maintain a minimum surplus to policyholders; establishes contingency, loss, and unearned premium reserve requirements for each financial guaranty insurer; and limits the size of individual transactions and the volume of transactions that may be underwritten by each financial guaranty insurer. Other provisions of the New York Insurance Law, applicable to non-life insurance companies such as FSA, regulate, among other things, permitted investments; payment of dividends; transactions with affiliates; mergers, consolidations, acquisitions, or sales of assets; and incurrence of liability for borrowings.

Experts

The consolidated balance sheets of Financial Security Assurance Inc. and its subsidiaries as of December 31, 2006 and 2005, and the related consolidated statements of operations and comprehensive income, changes in shareholders' equity and cash flows for each of the three years in the period ended December 31, 2006, incorporated herein by reference, have been so incorporated in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of Financial Security Assurance Inc.

99.1	Policy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CWHEQ, INC.

By:	/s/ Darren Bigby
Name: Darren Bigby
Title: Executive Vice President

Dated:  September 11, 2007

Exhibit Index

Exhibit

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of Financial Security Assurance Inc.
99.1	Policy